Investment Options	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Investment Options	Investment Options
Each Plan participant may invest contributions in one or more of investment options available under the Plan. As of December 31, 2025 and 2024, the Plan offered 29 and 28 investment options, respectively. The Plan offers investments in common stock, common collective trust funds, mutual funds and a self-directed brokerage account feature (BrokerageLink).

The Murphy Stock Fund (MSF), which is managed by FMTC, is a fund comprised of common stock of Murphy Oil Corporation. A participant withdrawing from MSF may elect to receive either cash or Murphy stock. If the participant elects to receive stock, the value of his/her MSF withdrawal is converted to equivalent shares of stock based on the market price at the effective date of withdrawal, and the participant receives the whole shares and cash for any fractional share.